UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 800	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01    Other Events

As previously reported in a Current Report on Form 8-K filed by First Financial Bancorp. (the “Company”) on June 19, 2019 (the “June Form 8-K”), the Company, on June 18, 2019, entered into an Agreement and Plan of Merger (as the same has been amended from time to time, the “Merger Agreement”), by and among the Company, First Financial Bank, an Ohio bank and a wholly-owned subsidiary of the Company (the “Bank”), Wallace Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Bank (“Merger Sub”), Bannockburn Global Forex, LLC, a Delaware limited liability company (“BGF”), and Fortis Advisors, LLC, solely in its capacity as representative of the members of BGF (the “Member Representative"). Pursuant to the terms of the Merger Agreement, on August 30, 2019, BGF merged with and into Merger Sub, followed by a subsequent merger of Merger Sub with and into the Bank (the “Merger”). Defined terms used in this Current Report on Form 8-K (this “Form 8-K”) but not otherwise defined have the meanings ascribed to them in the Merger Agreement.

As previously reported in a Current Report on Form 8-K filed by the Company on August 6, 2019 (the “August Form 8-K”), on August 6, 2019, the parties agreed to amend the Merger Agreement pursuant to Amendment No. 1 to Agreement and Plan of Merger, dated as of August 6, 2019 (“Amendment 1”). Amendment 1 changed the terms by which BGF could elect to change the merger consideration provided for in the Merger Agreement (the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, as amended, on August 27, 2019, BGF exercised its option to modify the Merger Consideration to consist of an aggregate cash amount of $53,660,392, less certain transaction expenses, plus 2,601,823 shares of Company common stock.

On August 29, 2019, the parties further amended the Merger Agreement pursuant to Amendment No. 2 to Agreement and Plan of Merger, dated as of August 29, 2019 (“Amendment 2”). Amendment 2 clarified the timing of BGF’s delivery of an estimated closing balance sheet to the Company and confirmed the Company’s agreement to distribute any net working capital in excess of $1.00 to the members via the Member Representative. Amendment 2 is filed as Exhibit 2.1 to this Form 8-K.

On September 3, 2019, the Company issued a press release announcing that the Merger closed, effective August 30, 2019. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as an exhibit to the June Form 8-K, to the full text of Amendment 1, a copy of which was filed as an exhibit to the August Form 8-K, and to the full text of Amendment 2, a copy of which is attached hereto as Exhibit 2.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1
Amendment No. 2 to Agreement and Plan of Merger, dated as of August 29, 2019, by and among First Financial Bancorp., First Financial Bank, Wallace Merger Sub LLC, Bannockburn Global Forex, LLC, and Fortis Advisors, LLC, solely in its capacity as the Member Representative

99.1	Press Release of First Financial Bancorp., dated September 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel

Date:	September 3, 2019